THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

Lincoln Investor Advantage® RIA

Supplement dated July 2, 2020 to the Prospectus dated May 1, 2020.

This supplement outlines changes to certain investment options under your individual annuity contract. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This supplement is for informational purposes and requires no action on your part.

SEI Insurance Products Trust.  The SEI Insurance Products Trust has informed us that the SEI VP Market Growth Strategy Fund and SEI VP Market Plus Strategy Fund will be liquidated on or about September 25, 2020. After that date, these funds will no longer be available as investment options under your annuity contract.

As a result of these liquidations, any money you have invested in the SEI VP Market Growth Strategy Fund Subaccount and SEI VP Market Plus Strategy Fund Subaccount must be transferred  into another Subaccount within your annuity contract prior to the close of business September 24, 2020.  If you do not make this transfer prior to the liquidations, your money will be automatically transferred to the Goldman Sachs VIT Government Money Market Fund Subaccount. Once this transfer occurs, any future allocations that you previously designated to the SEI VP Market Growth Strategy Fund Subaccount and SEI VP Market Plus Strategy Fund Subaccount will be allocated to the Goldman Sachs VIT Government Money Market Fund Subaccount. You will need to provide us with allocation instructions if you wish to make a change from this investment. For complete details regarding this fund closure, please refer to the fund’s prospectus, as supplemented.

Please retain this Supplement for future reference.